SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 11, 2005


                      SHANNON INTERNATIONAL RESOURCES INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                                           98-02049656
  -----------------------------                           -----------------
  (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                         Identification No.)

          Suite 2000, 715 - 5th Avenue, S.W., Calgary, Alberta T2P 2X6
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (403) 538 3706
                                -----------------
              (Registrant's telephone number, including area code)



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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.

On March 10, 2005 and March 10, 2005, the registrant received written communications from directors David L. Wagner, Rod Wark and John Rogers withdrawing their names from nomination for re-election to the registrant's board of directors at the Registrant's Annual General Meeting of Shareholders held on March 11, 2005. Mr. Rogers also resigned from all positions with the registrant's subsidiary, Logical Sequence Incorporated.

While Mr. Wagner, Mr. Wark and Mr. Rogers did not stated specific reasons for their decisions, management of the registrant believes their reasons to be dissatisfaction decisions of the registrant's president and chief executive officer.

The written communications received from Mr. Wagner and Mr. Wark are exhibits to this Current Report on Form 8-K. Mr. Rogers withdrawal from nomination and resignation from the Logical Sequence Incorporated was contained in an agreement between Mr. Rogers and Logical Sequence Incorporated regarding his resignations.

The registrant has provided Mr. Wagner, Mr. Wark and Mr. Rogers with a copy of this Current Report prior to the filing thereof and informed them that they have the opportunity to provide the registrant with correspondence stating whether they agree or disagree with the disclosure contained in this Current Report which the registrant would also file such correspondence as an exhibit to this Current Report or an amendment thereto.


Item 8.01  Other Information / Results of Annual General Meeting

The registrant held its annual general meeting of shareholders on March 11, 2005 in Dartmouth, Nova Scotia. 13,872,738 shares were present at the meeting by proxy given to management or in person equally 53% of the 26,145,000 eligible to vote at the meeting. The following results were tabulated.

Proposal No. 1. Election to the Board of Directors

         BLAIR COADY       Received 99% of votes cast for election
         DENNIS BROVARONE  Received 99% of votes for election


Proposal No. 2.   Approval of an Amendment to the Articles of Incorporation to
                  Change the name of the corporation to
                  "Shannon International Inc."

         Approved by 99% of votes cast.


Proposal No. 3.   Approval of an Amendment to the Articles of Incorporation to
                  authorize a 10,000,000 share class of Preferred Stock

         Approved by 77% of votes cast.


Proposal No. 4.  Approval of the Shannon International Inc., 2005 Stock Option
                 Plan

         Approved by 77% of votes cast.


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Proposal No. 5:    Ratification of Miller & McCollom, Certified Public
                   Accountants, as Auditors of the Company's Financial
                   Statements.

         Approved by 99% of votes cast.


Item 9.01. Financial Statements and Exhibits.

(a) NA
(b) Pro Forma Financial Statements: NA (c) Exhibits

         17.3     Correspondence of David L. Wagner dated March 9, 2005
         17.4     Correspondence of Rod Wark, dated March 10, 2005


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHANNON INTERNATIONAL RESOURCES INC.

Dated: March 15, 2005


/s/ BLAIR COADY
---------------
Blair Coady, Chief Executive Officer






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                                                D & A Wagner and Associates Inc.
                                                              75 Kingswood Drive
                                                         Fredericton, NB E3B 6Z8
                                                                  (506) 451-0510


March 10,2005


Mr. Blair Coady
President and CEO
Shannon International
Calgary, Alberta


Dear Blair:

I am writing to formally request that you remove my name from the list of Directors who will be nominated for election during the Shannon AGM on March 11,2005. My reasons are personal and therefore I respectfully submit that you act on my request.

Yours truly,



David L. Wagner




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 Dennis Brovarone
 General Counsel and Secretary to the Board of Directors
 Shannon International Resources Incorporated
 18 Mtn. Laurel Drive
Littleton. CO USA 80217


 March 9th, 2005





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Dear Dennis:

 Please accept this as notice that for personal reasons I hereby withdraw my authorization to allow my name to stand for election to the Board of Directors of Shannon International Resources Incorporated and request that you remove my name from the slate of Directors standing for election at the AGM.

 Sincerely Yours,

 /s/ ROD WARK
 Rod Wark.

 cc:     Blair Coady, Chairman